                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      Harris Associates Investment Trust
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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     (4) Proposed maximum aggregate value of transaction:

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     *Set forth the amount on which the filing fee is calculated and state how it was determined.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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

                                          A Series of No-Load Funds

            LOGO                      Managed by Harris Associates L.P.

                                                  --------

                                           Two North LaSalle Street
                                         Chicago, Illinois 60602-3790

                                        1-800-OAKMARK (1-800-625-6275)

                                                  --------

      December 18, 1995

Dear Shareholder:

                     SHAREHOLDER MEETING--JANUARY 30, 1996

  We need your vote in order to complete the matters described below and in the accompanying proxy statement.

  A meeting of the shareholders of The Oakmark Balanced Fund, The Oakmark Fund, The Oakmark International Emerging Value Fund, The Oakmark International Fund and The Oakmark Small Cap Fund (collectively the "Funds"), each a series of Harris Associates Investment Trust (the "Trust"), has been called for January 30, 1996.

  The meeting is necessary because of a proposed merger of New England Mutual Life Insurance Company ("New England") into Metropolitan Life Insurance Company ("Met Life"), which is the second largest life insurance company in the United States in terms of total assets. New England Mutual controls New England Investment Companies, L.P., which owns the Funds' investment adviser, Harris Associates L.P. The merger will require that the Trust enter into a new investment advisory agreement for each Fund. The new investment advisory agreements provide for the same services to be furnished to the Funds and there will be no change in the personnel involved in managing the Funds or the fees payable to the adviser for those services.

  The shareholders of The Oakmark Fund will additionally be asked to vote to permit the Fund: (a) to invest in repurchase agreements and (b) to lend its portfolio securities.

  THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

  Please sign and return your proxy card in the enclosed postage-paid envelope.

                                          Sincerely,

                                          LOGO
                                          Victor A. Morgenstern
                                          President

                      HARRIS ASSOCIATES INVESTMENT TRUST
                           THE OAKMARK BALANCED FUND
                               THE OAKMARK FUND
                 THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
                        THE OAKMARK INTERNATIONAL FUND
                          THE OAKMARK SMALL CAP FUND
                                  -----------
                           Two North LaSalle Street
                         Chicago, Illinois 60602-3790
                        1-800-GROWOAK (1-800-476-9625)
                                  -----------
                       NOTICE OF MEETING OF SHAREHOLDERS
                               JANUARY 30, 1996
To the shareholders:
  A meeting of the shareholders of The Oakmark Balanced Fund, The Oakmark Fund, The Oakmark International Emerging Value Fund, The Oakmark International Fund and The Oakmark Small Cap Fund (the "Funds"), each a series of Harris Associates Investment Trust (the "Trust"), will be held at the offices of Bell, Boyd & Lloyd, Suite 3100, 70 West Madison Street, Chicago, Illinois, on Tuesday, January 30, 1996 at 10:00 a.m., Chicago time.
  The Funds' investment adviser, Harris Associates L.P., is owned by New England Investment Companies, L.P., which is controlled by New England Mutual Life Insurance Company ("New England"). New England has agreed to merge with Metropolitan Life Insurance Company in a transaction that will result in a change in control of Harris Associates L.P. that, in turn, will cause a termination of each Fund's investment advisory agreement.
  The shareholder meeting has been called to:
  1. Approve or disprove a new investment advisory agreement for each Fund with Harris Associates L.P. on the same terms as the Fund's current investment advisory agreement (with shareholders of each Fund voting separately); and
  2. For shareholders of The Oakmark Fund only: To amend the Fund's fundamental investment restrictions to permit the Fund to:
    (a) invest in repurchase agreements; and
    (b) lend its portfolio securities; and
to transact such other business as may properly come before the meeting.
  Shareholders of record at the close of business on November 30, 1995 are entitled to vote at the meeting.
                                         For the board of trustees,
                                         LOGO
                                         Victor A. Morgenstern
                                         President
Chicago, Illinois
December 18, 1995

                          QUESTIONS AND ANSWERS (Q&A)

Q.WHAT IS HAPPENING?

A. The Funds' investment adviser, Harris Associates L.P. (the "Adviser"), is owned by New England Investment Companies, L.P., which is controlled by New England Mutual Life Insurance Company ("New England"). New England has agreed to merge into Metropolitan Life Insurance Company ("Met Life") as described in the accompanying proxy statement. The merger is subject to various regulatory and other approvals. Harris Associates L.P. will continue to operate its present business with its present personnel.

Q.WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires approval by the board of trustees and shareholders of a mutual fund of a written contract relating to services as a fund's investment adviser. In order to continue the services currently provided by the Adviser to the Funds after the merger, the Trust must enter into a new investment advisory agreement with the Adviser for each of the Funds and such agreements must be approved by the board of trustees and by the shareholders of the respective Funds.

Q.HOW WILL THIS AFFECT ME?

A. The merger has been proposed for reasons generally unrelated to the Adviser or the Funds. The merger will not cause any change in the management or operations of the Funds or the Adviser. No changes in the advisory fees, investment objectives or policies are proposed in the new investment advisory agreements. The Adviser will continue to operate its business in the capacity of investment adviser with the same personnel, and the individuals currently involved in the management of the Funds will continue in their present roles with the Funds after completion of the merger. Thus, you will continue to receive the same high quality investment management and shareholder services.

Q.HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. Vote "FOR" the proposals. After careful consideration, the trustees, including all of the trustees who are not affiliated with the Adviser, unanimously recommend that you vote "FOR" the new investment advisory agreements and, in the case of shareholders of The Oakmark Fund, that you vote "FOR" proposals 2(a) and 2(b).

Q.WHO IS PAYING THE COST OF THE PROXY SOLICITATION AND SHAREHOLDER MEETING?

A. The Adviser, New England or Met Life will pay all costs of the shareholder meeting and the proxy solicitation.

Q.WHAT IF I HAVE OTHER QUESTIONS?

A. We will be happy to answer your questions about the Proposals and this proxy solicitation. Please call us at 1-800-476-9625.

                      * * * YOUR VOTE IS IMPORTANT * * *

                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY

              PROMPTLY IN ORDER TO BE REPRESENTED AT THE MEETING

                      HARRIS ASSOCIATES INVESTMENT TRUST

                           THE OAKMARK BALANCED FUND
                               THE OAKMARK FUND
                 THE OAKMARK INTERNATIONAL EMERGING VALUE FUND
                        THE OAKMARK INTERNATIONAL FUND
                          THE OAKMARK SMALL CAP FUND

                                PROXY STATEMENT

                              GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

  The board of trustees of Harris Associates Investment Trust (the "Trust") is soliciting proxies from the shareholders for use at a meeting of shareholders of the Trust (the "Meeting") to be held on Tuesday, January 30, 1996 and at any adjournment of that meeting, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about December 18, 1995.

WHAT ARE WE VOTING ON?

  The following table shows what proposals are to be voted on by the shareholders of the respective Funds:

         FUND WHOSE SHAREHOLDERS
           ARE ENTITLED TO VOTE                          PROPOSAL
         -----------------------                         --------
                                           1. Investment advisory agreement
Each Fund other than The Oakmark Fund.....   (see pages 2-7)

                                           1. Investment advisory agreement
                                             (see pages 2-7)
                                           2. Changes in investment restrictions
The Oakmark Fund..........................   (see pages 7-9):
                                           (a) Repurchase agreements
                                           (b) Lending of portfolio
                                              securities

WHO IS ELIGIBLE TO VOTE?

  Shareholders of record at the close of business on November 30, 1995 are entitled to participate in the meeting and to cast one vote for each share held. The Trust currently issues shares in five series: The Oakmark Balanced Fund ("Balanced Fund"), The Oakmark Fund ("Oakmark Fund"), The Oakmark International Emerging Value Fund ("International Emerging Fund"), The Oakmark International Fund ("International Fund") and The Oakmark Small Cap Fund ("Small Cap Fund") (together, the "Funds"). As of November 30,

1995 the Funds had the following numbers of shares outstanding:

    Balanced Fund, 525,935;
    Oakmark Fund, 102,485,095;
    International Emerging Fund, 638,738;
    International Fund, 60,830,231; and
    Small Cap Fund, 2,172,656.

  If the accompanying proxy card is executed properly and returned, your shares of each Fund will be voted at the meeting in accordance with the instructions on the proxy card. However, if no instructions are specified, the shares will be voted for the approval of the new investment advisory agreement for each respective Fund in which you are a shareholder and, in the case of shares of Oakmark Fund will be voted for the approval of proposed changes in that Fund's investment restrictions. Shareholders may revoke a proxy at any time prior to the time it is voted by writing to the Secretary of the Trust, by delivery of a later-dated proxy or by attending and voting at the meeting.

  The most recent annual and quarterly report of Oakmark Fund or International Fund have previously been sent to shareholders of that Fund and are available, without charge, by writing to the Trust at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602, or by calling 1-800-476-9625.

                     1. NEW INVESTMENT ADVISORY AGREEMENTS

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

  Harris Associates L.P. (the "Adviser") is the investment adviser and manager for the Funds pursuant to investment advisory agreements with the Trust dated September 30, 1995 (for Oakmark Fund and International Fund) and November 1, 1995 (for each other Fund) (the "Present Advisory Agreements").

  The Adviser is owned by New England Investment Companies L.P. ("NEIC"), which is controlled by New England Mutual Life Insurance Company ("New England"). New England has agreed to merge with Metropolitan Life Insurance Company ("Met Life") with Met Life being the survivor in the merger (the "Merger").

  The Investment Company Act of 1940, as amended (the "1940 Act"), prohibits any person from serving as an investment adviser to a mutual fund except pursuant to a written contract that has been approved by the fund's shareholders. Under the 1940 Act, an investment advisory agreement may not be assigned and any change in the control of an investment adviser is deemed to constitute an "assignment" that would cause a termination of investment advisory agreements to which the adviser is a party. The Merger will result in a change in control of the Adviser and a termination of the Present Advisory Agreements. Therefore, in anticipation of the Merger and in order to assure that the Adviser can continue to serve as investment manager of the Funds, it is proposed that the shareholders approve the new investment advisory agreements between the Trust and the Adviser relating to the respective Funds (the "New Advisory Agreements"). The Merger will not result in any change in the terms of the Advisory Agreements or in the personnel providing advisory services to the Funds. A copy of the form of the New Advisory Agreement for each Fund is attached hereto as Exhibit A.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

  VOTE "FOR" THE NEW ADVISORY AGREEMENTS. The board of trustees, including all of the trustees who are not parties to the Merger or interested persons of any such party, have approved the New Advisory Agreements and recommended them to the shareholders of the respective Funds for their approval. For information about the board's deliberations and reasons for its recommendations, please see "What factors did the board of trustees consider in approving the New Advisory Agreements?" near the end of this proposal 1.

WHAT ARE THE TERMS OF THE NEW ADVISORY AGREEMENTS?

  THE NEW ADVISORY AGREEMENT FOR EACH FUND IS IDENTICAL TO THE FUND'S CURRENT ADVISORY AGREEMENT, EXCEPT FOR THE INITIAL TERM. The Adviser furnishes continuing investment supervision to the Fund and will be responsible for overall management of the Fund's business affairs; the Adviser will also furnish office space, equipment and personnel to the Funds, and assume the expenses of printing and distributing the Fund's prospectus and reports to prospective investors.

  Each Fund is responsible for the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations for most meetings of shareholders (but not this meeting), printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

  For its services as investment adviser the Adviser receives from each Fund a monthly fee based on the Fund's net assets at the end of the preceding month. The annual rate of fee for the Balanced Fund is .75% of net assets. The annual rate of fee for Oakmark Fund is 1% on the first $2.5 billion of net assets;
 .95% on the next $1.25 billion; .90% on the next $1.25 billion; and .85% on net assets in excess of $5 billion. The annual rate of fee for Oakmark International is 1%
on the first $2.5 billion of net assets; .95% on the next $2.5 billion; .90% on net assets in excess of $5 billion. The annual rate of fee for both the International Emerging Fund and the Small Cap Fund is 1.25% of net assets. These rates of fees are higher than the rates of fees paid by most mutual funds. Oakmark Fund paid advisory fees of $21,215,738, $13,431,816 and $6,164,542 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. Oakmark International paid advisory fees of $9,916,904, $13,080,028 and $2,151,162 for the fiscal years ended October 31, 1995, 1994 and 1993, respectively. Each of the other Funds commenced operations on November 1, 1995.

  The total annual expenses of each Fund, exclusive of taxes, interest and extraordinary litigation expenses, but including fees paid to the Adviser, shall not exceed the limits imposed by the securities regulations of any state in which the Fund's shares are qualified for sale, and the Adviser has agreed to reimburse the Fund for any such expenses in excess of such limits. The Funds believe that currently the most restrictive limits are 2.5% of the first $30 million of a Fund's average net assets, 2% of the next $70 million, and 1.5% thereafter. Brokers' commissions and other charges relating to the purchase and sale of securities are not regarded as expenses for this purpose. Moreover, for purposes of calculating the expenses subject to this limitation, the excess custodian costs attributable to investments in foreign securities compared to the custodian costs which would have been incurred had the investments been in domestic securities are excluded. For the purpose of determining whether a Fund is entitled to any reduction in advisory fee or expense reimbursement, that Fund's expenses are calculated daily and any reduction in fee or reimbursement is made monthly.

  The New Advisory Agreement for each Fund is for an initial term expiring September 30, 1997. Each New Advisory Agreement will continue from year to year thereafter only so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the agreement, cast in person at a meeting called for the purpose of voting on such approval. The board of trustees approved the New Advisory Agreement for each Fund on December 5, 1995. Each New Advisory Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

  The Adviser shall not be liable for any loss suffered by the Trust or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under the agreement.

  The Present Advisory Agreements for Oakmark Fund and International Fund were approved by shareholders of those Funds on August 22, 1995, and the Present Advisory Agreement for each other Fund was approved by shareholders of that Fund on November 1, 1995. All of the Present Advisory Agreements had been approved by the board of trustees of the Trust on June 13, 1995.

WHAT SHOULD I KNOW ABOUT THE ADVISER AND NEIC?

  The following information concerning NEIC has been provided to the Trust by the Adviser and NEIC.

  The Adviser is a registered investment adviser serving individuals, institutions, pension funds, and private investment partnerships, with assets under management of approximately $7 billion. The Adviser, a limited partnership, is managed by its general partner, Harris Associates, Inc. ("HAI"), a wholly-owned subsidiary of NEIC. All of the limited partnership interests in the Adviser are owned by NEIC. The directors of HAI are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A. Morgenstern, William C. Nygren, John R. Raitt, G. Neal Ryland, Robert J. Sanborn and Peter S. Voss. Mr. Morgenstern is the principal executive officer of HAI. Messrs. Ryland and Voss are executive officers of NEIC. The other directors are executives of the Adviser. The Adviser's principal address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

  NEIC is a publicly traded limited partnership whose general partner, New England Investment Companies, Inc. ("NEIC Inc."), is a wholly-owned subsidiary of New England. As a result of the Merger, NEIC Inc. will become a direct or indirect wholly-owned subsidiary of Met Life. New England also owns a majority of the outstanding limited partnership interests in NEIC. The Merger would result in Met Life becoming the owner (directly or through a wholly-owned subsidiary) of that limited partnership interest. The merger agreement provides that, following the consummation of the Merger, Met Life shall have the right to designate a majority of the board of directors of NEIC Inc. NEIC is a holding company for several investment management firms including Loomis, Sayles & Company, Reich & Tang L.P., Copley Real Estate Advisors and Back Bay Advisors. NEIC's subsidiaries and an affiliated firm, Capital Growth Management Limited Partnership, currently manage approximately $78 billion in investments, including approximately $19 billion of mutual fund assets.

  On September 29, 1995, the predecessor of the Adviser (the "Former Adviser") sold all of its business and substantially all of its assets to NEIC. In that transaction, in addition to the assumption of certain obligations and liabilities of the Adviser, NEIC issued to the Adviser 9,859,155 limited partnership units of NEIC that are subject to restrictions on resale. In April 1997 the Former Adviser will be entitled to receive additional units having a value approximately equal to the amount by which the product of 3.6 times certain revenues of the Adviser during 1996 exceed $175 million, but not less than the amount by which the product of 3.5 times certain revenues of the Adviser during 1995 exceed $175 million. The limited partners of the Former Adviser include, among others, Victor A. Morgenstern, a trustee of the Trust, and Robert M. Levy, Roxanne M. Martino, Robert J. Sanborn and Sherwin A. Zuckerman, who were trustees of the Trust until September 29, 1995. In addition, the principals of the Former Adviser, including those limited partners, have entered into five-year employment agreements with the Adviser. NEIC has granted to certain employees of the Adviser options that will vest over five years to purchase an aggregate of 200,000 limited partnership units of NEIC exercisable at the market price of the units at the time of the grant.

  After the Merger, the Adviser will continue to operate its business in the same manner, with the same personnel, and the individuals involved in the portfolio management of the Funds will continue in their present roles with the Funds. The Adviser will continue to conduct its business at Two North LaSalle Street, Chicago, Illinois, 60602.

WHAT I SHOULD KNOW ABOUT NEW ENGLAND, MET LIFE AND THE MERGER?

  In August of 1995, New England and Met Life entered into an agreement providing for the Merger of the two companies (the "Merger Agreement"). Met Life will be the surviving company following the Merger. Both New England and Met Life are mutual insurance companies. The Merger will result in the insurance policyholders of New England becoming policyholders of Met Life. The policyholders of New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both New England and Met Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger will be fulfilled, it is not known, as of the date of this proxy statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

  Under the Merger Agreement, New England and Met Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940

Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if:

    (1) for a period of three years after the time of such action, at least 75% of the trustees of the investment company are not interested persons of the company's investment adviser or predecessor investment adviser, and

    (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of the Fund's Board of Trustees.

  In connection with the previous acquisition by NEIC of the business and assets of the Former Adviser, the Adviser and NEIC agreed to use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act following that transaction.

  Met Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Met Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Met Life manage over $25 billion in assets for mutual fund, institutional and other investment advisory clients.

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE NEW ADVISORY AGREEMENTS?

  On September 19 and December 5, 1995 the members of the board of trustees who were not affiliated with the Adviser met with representatives of the Adviser and with the trustees' legal counsel to review the terms of the Merger and to consider the possible effects of the Merger on the Funds. They also met with Peter S. Voss, Chairman, President and Chief Executive Officer of NEIC, and conferred with John C. Morrison, Jr., Senior Vice President--Investment Subsidiaries of Met Life. On December 5, 1995, the board of trustees determined to approve the New Advisory Agreements and recommend the Agreements to shareholders of the Funds for their approval.

  In evaluating the New Advisory Agreements, the board of trustees reviewed materials furnished by the Adviser, NEIC, New England and Met Life. Those materials included information regarding the Adviser, NEIC, New England and Met Life, their respective affiliates and their personnel, operations and financial condition and the terms of the Merger and the possible effect on the Funds and the shareholders of the Funds as a result of the Merger. Representatives of the Adviser discussed the anticipated effects on the Funds and, together with representatives of NEIC and Met Life, indicated their belief that as a consequence of the Merger, the operations of the Trust and the capability of the Adviser to provide services to the Funds would not be adversely affected and could be enhanced from the resources of Met Life, although there could be no assurance as to any particular benefits that would be obtained.

  The board of trustees also considered the representations of Met Life, New England, NEIC and the Adviser that the Merger is being proposed for reasons generally unrelated to the Adviser or the Funds. The board of trustees also considered the fact that the Merger does not affect the direct ownership of the Adviser nor the operations of the Adviser because, although the Merger will result in NEIC's becoming a subsidiary of Met Life, the Adviser will remain a subsidiary of NEIC.

  In their deliberations, the board of trustees considered the terms of the Merger and also took into account, among other things, the nature and quality of the services to be provided by the Adviser, the similarity of terms of the New Advisory Agreements to the terms of the Present Advisory Agreements, including fees payable under each such agreement, advisory and management fees paid by comparable funds, the expense ratios of the Funds and of comparable funds, "fall-out" benefits to the Adviser from its relationship with the Funds including receipt of research from brokers furnished in connection with their execution of portfolio transactions for the Funds, and the representations of the Adviser, NEIC, New England and Met Life that the quality of the services being provided to the Funds will not be diminished as a result of the Merger.

  Accordingly, after consideration of the above, and such other factors and information as they deemed relevant, the board of trustees, including all trustees who are not "interested persons" of the Trust or the Adviser (as such term is defined by the 1940 Act), unanimously approved the New Advisory Agreement for each Fund and voted to recommend its approval to the Fund's shareholders.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT FOR EACH FUND.

                       2. CHANGES IN INVESTMENT POLICIES
                    (FOR SHAREHOLDERS OF OAKMARK FUND ONLY)

  The loan policy of each Fund other than the Oakmark Fund provides that the Fund may not "make loans, but this restriction shall not prevent the Fund from
(a) investing in debt obligations, (b) investing in repurchase agreements, or
(c) lending its portfolio securities." However, the loan policy of Oakmark Fund permits investing in debt obligations but does not expressly permit investing in repurchase agreements or lending portfolio securities. The Adviser has recommended that the loan policy of Oakmark Fund be amended to conform to that of the other Funds so that it also would be permitted to invest in repurchase agreements and make loans of portfolio securities.

  Because the loan policy of Oakmark Fund is a "fundamental" policy, it may be amended only by vote of the shareholders of the Fund. Accordingly, the board of trustees has approved and recommended that the shareholders approve those amendments, which are described more fully below.

                    (A) INVESTMENT IN REPURCHASE AGREEMENTS

  The board of trustees has determined that it would be desirable for Oakmark Fund to be permitted to invest in repurchase agreements, which are a convenient vehicle for the investment of a Fund's cash reserves on a short-term basis. Therefore, the board has recommended that the Fund's policy on loans be amended to permit such investments.

  A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealers) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. The Fund's policy on illiquid securities prohibits the Fund from investing more than 15% of its assets in repurchase agreements maturing in more than seven days and other illiquid securities.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF PROPOSAL 2(A) BY SHAREHOLDERS OF OAKMARK FUND.

                            (B) LOANS OF SECURITIES

  The board of directors has also determined that it would be desirable for Oakmark Fund to be permitted to make loans of portfolio securities in order to earn additional income for the Fund. Accordingly, as noted above, the board has recommended that the Fund's policy on loans be amended to permit such loans, which are frequently made in order to facilitate the settlement of securities transactions of the borrowers, including in connection with short sales.

  It is expected that the Fund would lend certain of its portfolio securities to banks or broker-dealers under terms that would require that any such loan be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

  THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL FOR PROPOSAL 2(B) BY SHAREHOLDERS OF OAKMARK FUND.

                                 OTHER MATTERS

  The management of the Trust is not aware of any other matters to be presented before the meeting. If any other matters should be properly presented, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

                               OTHER INFORMATION

TRUSTEES OF THE TRUST

  The following persons of the Trust:

  NAME, AGE AT OCTOBER 31,
            1995
         AND ADDRESS           PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
  ------------------------     --------------------------------------------
 CHRISTINE M. BUCHER, 34     Vice President--Tax, Hyatt Corporation (hotel
 c/o Hyatt Corporation         management) since 1995; Tax Manager, Coopers &
 200 West Madison Street       Lybrand (independent accountants), prior
 Chicago, Illinois 60602       thereto

  NAME, AGE AT OCTOBER 31, 1995
           AND ADDRESS            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
  -----------------------------   --------------------------------------------
 JAMES W. FORD, 72               Retired Executive Vice President, and
 662 Greenhills Drive              President of Financial Services Group, Ford
 Ann Arbor, Michigan 48105         Motor Company; formerly Chairman, Ford Motor
                                   Credit Company
 MICHAEL J. FRIDUSS, 53          Principal, MJ Friduss & Associates
 c/o MJ Friduss & Associates       (telecommunications consultants), since
 1555 Museum Drive                 1993; Vice President--Customer Service and
 Highland Park, Illinois 60035     Information Technology, Ameritech
                                   Corporation (telecommunications), 1992-1993;
                                   Vice President--Customer Sales and Service,
                                   Michigan Bell Telephone Company, prior
                                   thereto
 THOMAS H. HAYDEN, 44            Executive Vice President and director, Bozell
 c/o Bozell Worldwide, Inc.        Worldwide, Inc. (advertising and public
 625 North Michigan Avenue         relations), since 1992, and Senior Vice
 Chicago, Illinois 60611           President, prior thereto
 VICTOR A. MORGENSTERN*, 52      President of the Trust since 1991; President,
 c/o Harris Associates L.P.        Harris Associates, Inc., the general partner
 Two North LaSalle Street, #500    of the Adviser, and its predecessor since
 Chicago, Illinois 60602           1992 and Vice President, prior thereto
 ALLAN J. REICH, 47              Senior Partner and Chair of
 c/o D'Ancona & Pflaum             Corporate/Securities Practice Group,
 30 North LaSalle Street, #2900    D'Ancona & Pflaum (attorneys), since 1993;
 Chicago, Illinois 60602           Senior Partner, McDermott, Will & Emery
                                   (attorneys), prior thereto
 BURTON W. RUDER, 51             President, The Academy Group (investments and
 c/o The Academy Group             consulting)
 707 Skokie Boulevard, Suite 410
 Northbrook, Illinois 60062
 PETER S. VOSS*, 49              Chairman, President and Chief Executive
 c/o New England Investment        Officer, New England Investment Companies,
  Companies, L.P.                  Inc. and New England Investment Companies,
 399 Boylston Street               L.P., since 1992; Group Executive Vice
 Boston, Massachusetts 02166       President, Bank of America, N.A., 1992;
                                   Executive Vice President, Security Pacific
                                   Bank, prior thereto; director, Harris
                                   Associates, Inc. and New England Mutual Life
                                   Insurance

  NAME, AGE AT OCTOBER 31,
            1995
         AND ADDRESS            PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
  ------------------------      --------------------------------------------
                             Company; trustee, New England Cash Management
                             Trust, New England Tax Exempt Money Market Trust,
                             New England Funds Trust I, New England Funds Trust
                             II and New England Funds Trust III
 GARY N. WILNER, M.D., 55    Senior Attending Physician, Evanston Hospital, and
 c/o Evanston Hospital         Medical Director--CardioPulmonary Wellness
 2650 Ridge Avenue             Program, Graphics Laboratory, Evanston Hospital
 Evanston, Illinois 60201      Corporation

-----------
*Mr. Morgenstern is an "interested person" (as defined in the 1940 Act) of the Trust as an officer of the Trust and by virtue of his relationship with the Adviser. Mr. Voss is an "interested person" of the Trust by virtue of his relationship with NEIC and the Adviser.

  Messrs. Morgenstern and Ford have been trustees since the Trust began operation in August 1991. Mr. Reich and Dr. Wilner became trustees in August 1993. Ms. Bucher and Messrs. Friduss, Hayden, Ruder and Voss become trustees in September 1995.

  Each trustee shall hold office until the next meeting of shareholders called for the purpose of electing trustees and until his or her successor is elected and qualified or until death, retirement, resignation or removal. In case any nominee should become unavailable for election for any unforeseen reason, the persons designated in the proxy will have the right to vote for a substitute.

COMPENSATION OF THE TRUSTEES

  The following table provides information concerning the aggregate compensation paid by the Trust to each of the trustees (other than Messrs. Morgenstern and Voss, who are compensated by their respective employers) for services rendered to the Trust during the year ended October 31, 1995.

                                                                     AGGREGATE
                                                                    COMPENSATION
                                                                      FROM THE
   TRUSTEE                                                             TRUST*
   -------                                                          ------------
   Christine M. Bucher.............................................   $     0
   James W. Ford...................................................    18,500
   Michael J. Friduss..............................................         0
   Thomas H. Hayden................................................         0
   Allan J. Reich..................................................    17,500
   Burton W. Ruder.................................................         0
   Gary N. Wilner, M.D.............................................    17,500

-----------
  *The Trust is not part of a fund complex. Ms. Bucher and Messrs. Friduss, Hayden and Ruder became trustees on September 29, 1995.

  The officers of the Trust are compensated by the Adviser and not by the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

EXECUTIVE OFFICERS OF THE TRUST

  The officers of the Trust, in addition to Mr. Morgenstern, are:

  NAME, AGE AT OCTOBER 31, 1995
 AND POSITION(S) WITH THE TRUST  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS*
 ------------------------------  ---------------------------------------------
 ROBERT J. SANBORN, 37           Portfolio Manager and Analyst, HALP
 Executive Vice President and
 Portfolio Manager (Oakmark
 Fund) since 1991
 DAVID G. HERRO, 34              Portfolio Manager and Analyst, HALP, since
 Vice President and Portfolio      1992; Portfolio Manager--International
 Manager (International Fund       Equities, State of Wisconsin Investment
 and International Emerging        Board, prior thereto
 Fund) since 1992
 CLYDE S. MCGREGOR, 43           Portfolio Manager and Analyst, HALP
 Vice President and Portfolio
 Manager (Balanced Fund) since
 1995
 STEVEN J. REID, 39              Portfolio Manager and Analyst, HALP
 Vice President and Portfolio
 Manager (Small Cap Fund)
 since 1995
 ADAM SCHOR, 31                  Portfolio Manager and Analyst, HALP, since
 Assistant Vice President and      1993; Analyst, American Family Insurance
 Co-portfolio Manager              Group, 1992-1993; Analyst, State of
 (International Emerging           Wisconsin Investment Board, prior thereto
 Fund) since 1995
 MICHAEL J. WELSH, 32            Portfolio Manager and Analyst, HALP, since
 Assistant Vice President and      1992; Senior Associate, Valuation Services,
 Co-portfolio Manager              Coopers & Lybrand, prior thereto
 (International Fund) since 1995
 LAUREN B. PITALIS, 35           Director of Mutual Fund Operations, HALP,
 Vice President--Shareholder       since 1992; Manager of Distribution
 Operations since 1994 and         Services, Mesirow Financial, Inc., prior
 Assistant Secretary since 1993    thereto

 NAME, AGE AT OCTOBER 31, 1995
 AND POSITION(S) WITH THE TRUST  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS*
 ------------------------------  ---------------------------------------------
 ANITA M. NAGLER, 39            Vice President, HAI, since 1994; General
 Secretary since 1995             Counsel of the Adviser since 1993; Associate
                                  Regional Administrator--Enforcement,
                                  Securities and Exchange Commission, prior
                                  thereto
 DONALD TERAO, 45               Secretary and Treasurer, HAI, since 1995;
 Treasurer since 1995             Controller, HALP, prior thereto
 KRISTI L. ROWSELL, 29          Tax and Accounting Manager, HALP, since 1995;
 Assistant Treasurer since 1995   Vice President, Secretary and Treasurer,
                                  Calamos Asset Management, Inc., and
                                  Secretary and Treasurer, CFS Investment
                                  Trust, 1992-1995; Senior Tax Specialist,
                                  KPMG Peat Marwick, prior thereto

-----------
* As used in this table, from and after September 29, 1995 "HALP" and "HAI" refer to the Adviser and the general partner of the Adviser, respectively, and prior to that date those terms refer to the Former Adviser and the general partner of the Former Adviser, respectively.

SHARE OWNERSHIP

  The following table shows shares of each Fund as to which each trustee, and all trustees, and officers of the Trust as a group, had or shared power over voting or disposition at November 15, 1995.

                                          SHARES BENEFICIALLY OWNED(1)
                                 -----------------------------------------------
                                 BALANCED OAKMARK INT'L EMERG.  INT'L  SMALL CAP
NAME                               FUND    FUND       FUND      FUND     FUND
----                             -------- ------- ------------ ------- ---------
Christine M. Bucher.............      --      190        --        388       --
James W. Ford...................      --   15,066        --     35,967       --
Michael J. Friduss..............      --    1,880        --      6,380       --
Thomas H. Hayden................      --      278        --        152       --
Victor A. Morgenstern...........   8,900   32,228    91,550    122,542   50,000
Allan J. Reich..................      --      623        --      1,080       --
Burton W. Ruder.................      --       --     5,000     27,652       --
Peter S. Voss...................      --    1,794        --      3,635       --
Gary Wilner, M.D................      --    3,078       500      2,667      500
All trustees and officers
  as a group(2)................. 150,601  200,014   257,654    456,263  310,107

-----------
(1) Shares are held with sole power over voting and disposition except as noted. No trustee held as much as 1% of the outstanding shares of any Fund except for Mr. Morgenstern, who held 2.0% of Balanced Fund, 15.4% of International Emerging Fund and 6.3%, of Small Cap Fund. The shares held by all trustees and officers as a group represented less than 1% of the outstanding shares of Oakmark Fund and of International Fund and the following percentages of the outstanding shares of the other Funds: 34.2% of Balanced Fund; 43.4% of International Emerging Fund; and 15.6% of Small Cap Fund.
(2) Includes 30,521 shares (6.9%) of Balanced Fund, 94,121 shares (0.1%) of Oakmark Fund, 39,510 shares (6.6%) of International Emerging Fund, 131,093 shares (0.2%) of Oakmark International and 166,272 shares (8.4%) of Small Cap Fund that are held for the benefit of persons who are not trustees or officers of the Trust by Donald Terao, as trustee of an employee benefit plan, and as to which Mr. Terao disclaims beneficial ownership.

  Except for Mr. Morgenstern, the only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of November 15, 1995 were Clyde and Joan McGregor, Two North LaSalle Street, Chicago, Illinois 60602, who owned 22.7% of the outstanding shares of Balanced Fund, and David G. Herro, Two North LaSalle Street, Chicago, Illinois 60602 and American National Bank & Trust Co. of Chicago, as Trustee of the Donald Levin Revocable Trust, 33 North LaSalle Street, Chicago, Illinois 60690, who owned 16.8% and 5.0%, respectively, of the outstanding shares of International Emerging Fund.

PORTFOLIO TRANSACTIONS

  Portfolio transactions of each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of the Adviser.

  In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

  Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

  The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions by each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP or any other affiliate of the Adviser) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

  HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Fund. The trustees have determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates consistent with those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

  The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received are evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

  The following table shows for their last fiscal year the aggregate brokerage commissions paid by each of Oakmark Fund and International Fund to HASLP and the percentage of each Fund's total commissions represented by the commissions paid to HASLP (the other Funds did not commence operations until November 1, 1995):

                                                                COMMISSIONS
                                                               PAID TO HASLP
                                                            --------------------
                                                             AGGREGATE    AS %
                                                            COMMISSIONS OF TOTAL
                                                            ----------- --------
   Oakmark Fund............................................  $389,339    18.5%
   Oakmark International Fund..............................    71,600     2.7%

OTHER INFORMATION ABOUT THE ADVISER

  The Adviser is also the sub-adviser and portfolio manager for the Stalwart Core Equity Fund ("Stalwart Fund"), a series of Briar Funds Trust ("BFT"). Pursuant to the sub-advisory agreement among the Adviser, Briar Capital Management L.L.C. ("BCM"), Stalwart Fund's principal adviser, and BFT (the "Sub-Advisory Agreement"), BCM pays the Adviser at the annual rate of .50% of the average daily net assets of Stalwart Fund, plus an adjustment determined by using a formula based on Stalwart Fund's investment performance relative to the performance of the Standard & Poor's 500 Stock Index. The adjustment is 0.02% for each full 1.00% by which the total rate of return of Stalwart Fund differs from the total rate of return on the S&P 500 during the year. The maximum annualized performance adjustment is plus or minus 0.10% (i.e., 10 basis points). The Adviser will receive the maximum performance adjustment in the event that the total rate of return of Stalwart Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points). At November 30, 1995 Stalwart Fund had net assets of $8 million.

SOLICITATION OF PROXIES

  Proxies will be solicited by the board of trustees, and the cost of solicitation will be paid by the Adviser, New England or Met Life. Additional solicitation may be made by mail, personal interview, telephone and telegraph by officers of the Trust or by principals or employees of the Adviser, none of whom will receive any additional compensation for that service. The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The management of the Trust believes that the telephone voting procedure complies with applicable state law. The Trust may also engage D.F. King & Co., Inc. to render proxy solicitation services at a fee estimated at $7,500. The cost of any additional solicitation, telephone voting and for any proxy solicitation services will also be borne by the Adviser, New England or Met Life. The Trust will inquire of any record holder known to be a broker, bank or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Trust will supply additional copies of solicitation materials for forwarding to beneficial owners, and the Adviser, New England and NEIC will reimburse the nominee for reasonable out-of-pocket costs.

QUORUM; VOTING AT THE MEETING AND ADJOURNMENT

  A quorum of shareholders is required to take action at the meeting. Thirty percent of the shares entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum. The inspectors of election will determine whether or not a quorum is present at the meeting.

  Approval of each New Advisory Agreement with respect to a Fund and approval of the changes in the fundamental policies of the Oakmark Fund, requires the affirmative vote of "a majority of the outstanding voting securities" of the applicable Fund. The term "a majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

  In the event that sufficient votes to approve any proposal are not received, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any decision to adjourn the meeting will be made by vote of the shares present at the meeting, in person or by proxy, whether or not a quorum is present. Proxies will be voted in favor of adjournment as to any item of business for which there are not enough shares present at the meeting to take action. If sufficient shares are present to constitute a quorum for purposes of an item of business, but insufficient votes have been cast in favor of the item to approve it, proxies will be voted in favor of adjournment only if the board of trustees determines that adjournment and additional solicitation is reasonable and in the best interest of the shareholders of the Funds, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. A vote may be taken on any of the proposals in this proxy statement for either Fund prior to any adjournment if sufficient votes have been received for approval with respect to that Fund.

SHAREHOLDER MEETINGS AND PROPOSALS

  Pursuant to Massachusetts law, the Declaration of Trust and By-laws of the Trust, the Trust is not required to hold an annual meeting of shareholders. Future meetings of shareholders will be held when and as determined necessary by the board of trustees and in accordance with the 1940 Act. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Trust, Two North LaSalle Street, Chicago, Illinois, 60602-3790.

  IF YOU CANNOT BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                         By order of the board of trustees:

                                         LOGO
                                         Victor A. Morgenstern
                                         President

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

                                      FOR

                           THE OAKMARK          FUND

  HARRIS ASSOCIATES INVESTMENT TRUST, a Massachusetts business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company (the "Trust"), and HARRIS ASSOCIATES L.P., a Delaware limited partnership registered under the Investment Advisers Act of 1940 as an investment adviser (the "Adviser"), agree as follows:

  1. APPOINTMENT OF ADVISER. The Trust appoints the Adviser to act as manager
and investment adviser to The Oakmark            Fund (the "Fund"), a series
of the Trust, for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

  2. SERVICES OF ADVISER. (a) The Adviser shall manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of trustees of the Trust, for the period and on the terms set forth in this agreement. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust's Agreement and Declaration of Trust, bylaws and registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), and to the provisions of the Internal Revenue Code applicable to the Trust as a regulated investment company. The Adviser shall be deemed for all purposes to be an independent contractor and not an agent of the Trust or the Fund, and unless otherwise expressly provided or authorized, shall have no authority to act or represent the Trust or the Fund in any way.

  (b) The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Paragraph 4. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available for any transaction. The Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

  (c) To the extent contemplated by the Trust's registration statement under the 1933 Act, in evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable combination of net price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

  3. SERVICES OTHER THAN AS ADVISER. The Adviser (or an affiliate of the Adviser) may act as broker for the Trust in connection with the purchase or sale of securities by or to the Trust if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. Such brokerage services are not within the scope of the duties of the Adviser under this agreement, and, within the limits permitted by law and the trustees, the Adviser (or an affiliate of the Adviser) may receive brokerage commissions, fees or other remuneration from the Trust for such services in addition to its fee for services as Adviser. Within the limits permitted by law, the Adviser may receive compensation from the Trust for other services performed by or for the Trust which are not within the scope of the duties of the Adviser under this agreement.

  4. EXPENSES TO BE PAID BY ADVISER. The Adviser shall furnish to the Trust, at its own expense, such office space and all office facilities, equipment and personnel necessary to render the services set forth in paragraph 2 above. The Adviser shall also assume and pay all expenses incurred by it related to the placement of securities orders, and all expenses of marketing shares of the Trust.

  5. EXPENSES TO BE PAID BY THE TRUST. The Trust shall pay all expenses not expressly assumed by the Adviser, including but not limited to: all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents, fund accounting agents, registrars and its dividend disbursing and redemption agents, if any; all charges of legal counsel and of independent auditors; all compensation of trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Trust or its board of trustees with respect to the Fund; all expenses of shareholder meetings; all expenses of typesetting of the Fund's prospectus and of printing and mailing copies of the prospectus furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of printing and mailing certificates for shares of the Trust; all expenses of bond and insurance coverage required by law or deemed advisable by the Trust's board of trustees; all expenses of maintaining the registration of shares of the Trust under the 1933 Act and of qualifying and maintaining qualification of shares of the Trust under the securities laws of such United States jurisdictions as the Trust may from time to time reasonably designate and all expenses of maintaining the registration of the Trust under the 1940 Act; and all fees, dues and other expenses related to membership of the Trust in any trade association or other investment company organization. In addition to the payment of expenses, the Trust shall also pay all brokers' commissions and other charges relating to the purchase and sale of portfolio securities.

  6. COMPENSATION OF ADVISER. For the services to be rendered and the charges and expenses to be assumed and to be paid by the Adviser hereunder, the Trust shall pay out of Fund assets to the Adviser a monthly fee, based on the Fund's net assets as of the last business day of the preceding month, at the annual
rate of                  *. The fee for a month shall be paid as soon as
practicable after the last day of that month. The fee payable hereunder shall be reduced proportionately during any month in which this agreement is not in effect for the entire month.

  7. LIMITATION OF EXPENSES OF THE FUND. The total expenses of the Fund, exclusive of taxes, interest and extraordinary litigation expenses, but including fees paid to the Adviser, shall not in any fiscal year of the Trust exceed the most
-----------
  *[The Oakmark Balanced Fund] .75% of net assets.
  [The Oakmark Fund] 1.00% on the first $2.5 billion of net assets, .95% on the next $1.25 billion, .90% on the next $1.25 billion of net assets and .85% on net assets in excess of $5 billion.
  [The Oakmark International Fund] 1.00% on the first $2.5 billion of net assets, .95% on the next $2.5 billion of net assets, and .90% on net assets in excess of $5 billion.
  [The Oakmark International Emerging Value Fund] 1.25% of net assets.
  [The Oakmark Small Cap Fund] 1.25% of net assets.

restrictive limits prescribed by any state in which Fund shares are then being offered for sale, and the Adviser agrees to reimburse the Fund for any sums expended for such expenses in excess of that amount. Brokers' commissions and other charges relating to the purchase and sale of portfolio securities shall not be regarded as expenses.

  8. SERVICES OF ADVISER NOT EXCLUSIVE. The services of the Adviser to the Trust hereunder are not exclusive, and the Adviser shall be free to render similar services to others so long as its services under this agreement are not impaired by such other activities.

  9. LIABILITY OF ADVISER. The Adviser shall not be liable to the Trust or its shareholders for any loss suffered by the Trust or its shareholders from or as a consequence of any act or omission of the Adviser, or of any of the partners, employees or agents of the Adviser, in connection with or pursuant to this agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard by the Adviser of its obligations and duties under this agreement.

  10. LIABILITY OF TRUST. The obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust of the Trust.

  11. USE OF ADVISER'S NAME. The Trust may use the name "Harris Associates Investment Trust," or any other name derived from the name "Harris Associates," and the name "Oakmark" only for so long as this agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser as investment adviser. At such time as this agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, the Trust will (by amendment of its Agreement and Declaration of Trust, if necessary) cease to use any name derived from the name "Harris Associates," any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Adviser, or with any organization which shall have succeeded to the Adviser's business as investment adviser, and shall cease to use the name "Oakmark" or any name derived from the name "Oakmark." The consent of the Adviser to the use of such names by the Trust shall not prevent the Adviser's permitting any other enterprise, including another investment company, to use such name or names.

  12. DURATION AND RENEWAL. (a) Unless terminated as provided in section 13, this agreement shall continue in effect until September 30, 1997, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the board of trustees of the Trust or a vote of the holders of a majority of the outstanding shares of the Fund (which term as used throughout this agreement shall be construed in accordance with the definition of "vote of a majority of the outstanding voting securities of a company" in section 2(a)(42) of the 1940 Act).

  (b) Any approval of this agreement by the holders of a majority of the outstanding shares of the Fund shall be effective to continue this agreement notwithstanding that it has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

  13. TERMINATION. This agreement may be terminated at any time, without payment of any penalty, by the board of trustees of the Trust, or by a vote of the holders of a majority of the outstanding shares of the Fund, upon 60 days' written notice to the Adviser. This agreement may be terminated by the Adviser at any time upon 60 days' written notice to the Trust. This agreement shall terminate automatically in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act).

  14. AMENDMENT. This agreement may not be amended without the affirmative vote (a) of a majority of those trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and (b) of the holders of a majority of the outstanding shares of the Fund.

Dated:

                                         Harris Associates Investment Trust

                                         By: __________________________________

                                         Harris Associates L.P.
                                          by Harris Associates, Inc.
                                          its General Partner

                                         By: __________________________________

                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------




                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK INTERNATIONAL VALUE

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]




[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK INTERNATIONAL VALUE

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]

                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------




                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK BALANCED FUND

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]




[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK BALANCED FUND

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]

                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------




                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK INTERNATIONAL

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]




[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK INTERNATIONAL

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]

                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------




                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 OAKMARK FUND

PROPOSAL 1. Approve a new investment advisory agreement.

                           For    Against    Abstain
                           [_]      [_]        [_]

PROPOSAL 2a. Approve amendment to the Fund's investment restrictions to permit the fund to invest in repurchase agreements.

                           For    Against    Abstain
                           [_]      [_]        [_]

PROPOSAL 2b. Approve amendments to the Fund's investment restrictions to permit the fund to lend its portfolio securities.

                           For    Against    Abstain
                           [_]      [_]        [_]


PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                               [_]




[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 OAKMARK FUND

PROPOSAL 1. Approve a new investment advisory agreement.

                           For    Against    Abstain
                           [_]      [_]        [_]

PROPOSAL 2a. Approve amendments to the Fund's investment restrictions to permit the fund to invest in repurchase agreements.

                           For    Against    Abstain
                           [_]      [_]        [_]

PROPOSAL 2b. Approve amendments to the Fund's investment restrictions to permit the fund to lend its portfolio securities.

                           For    Against    Abstain
                           [_]      [_]        [_]

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                               [_]

                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------




                          THE OAKMARK FAMILY OF FUNDS

                 SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST

                  MEETING OF SHAREHOLDERS - JANUARY 30, 1996

                      SOLICITED BY THE BOARD OF TRUSTEES

Victor A. Morgenstern, Robert J. Sanborn and Anita M. Nagler, or any of them, each with power of substitution, are authorized to vote all shares of The Oakmark Family of Funds, series of Harris Associates Investment Trust (the "Trust"), owned by the undersigned at the meeting of shareholders of the Trust to be held January 30, 1996 and at any adjournment of the meeting in accordance with the instructions set forth on the reverse.

IF NO SPECIFIC INSTRUCTIONS ARE PROVIDED, THIS PROXY WILL BE VOTED FOR THE MATTERS INDICATED ON THE REVERSE. The Board of Trustees recommends voting "FOR" each of the proposals.

--------------------------------------------------------------------------------
                    PLEASE SIGN, DATE AND RETURN PROMPTLY.
--------------------------------------------------------------------------------
Signature(s) should be exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK SMALL CAP FUND

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]




[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

PROPOSAL 1. Approve a new investment advisory agreement.

   For    Against    Abstain
   [_]      [_]        [_]


OAKMARK SMALL CAP FUND

PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.





    Please be sure to sign and date this Proxy.     Date
________________________________________________________________________________



______Stockholder sign here______________________Co-owner sign here_____________


Mark box at right if comments or address change have
been noted on the reverse side of this card.                      [_]